SIXTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                            DATED FEBRUARY 13, 1997
                                BY AND BETWEEN
         VESTAR DEVELOPMENT CO., an Arizona corporation, ("PURCHASER")
                                      and
                 GLENDALE FASHION CENTER LIMITED PARTNERSHIP,
                  an Illinois limited partnership ("SELLER")

                                   RECITALS

A. The parties have entered into the above-described Agreement of Purchase and Sale, as amended by the First through Fifth Amendments ("Agreement").

B. The parties now wish to further amend the Agreement in the manner set forth below.

     NOW, THEREFORE, the parties agree as follows:

1. The reference to the date of February 15, 1997 in the first line of the last paragraph of Paragraph 3 of the Fifth Amendment, dated December 18, 1996, is hereby changed to February 22, 1997.

2. Except as modified herein, the Agreement, as amended by this Amendment, shall remain in full force and effect.

3. The effective day of this amendment is February 13, 1997.


                                   SELLER:  GLENDALE FASHION CENTER LIMITED
                                   PARTNERSHIP, an Illinois limited partnership

                                   By:   /s/ James E. Mendelson
                                        --------------------------------
                                   Name:     James E. Mendelson
                                        --------------------------------
                                   Its:      Authorized Rep.
                                        --------------------------------


                                   PURCHASER:  VESTAR DEVELOPMENT CO.,
                                   an Arizona corporation

                                   By:   /s/ Lee T. Hanley
                                        --------------------------------
                                   Name:     Lee T. Hanley
                                        --------------------------------
                                   Its:      President
                                        --------------------------------